EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of ImmuCell Corporation (the “Company”) for the quarter ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael F. Brigham, President, Chief Executive Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael F. Brigham
Michael F. Brigham
President, Chief Executive Officer and Principal Financial Officer
May 6, 2010

A signed original of this written statement required by Section 906 has been provided to ImmuCell Corporation and will be retained by ImmuCell Corporation and furnished to the Securities and Exchange Commission or its staff upon request.